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                                                                   Exhibit 10.23




                 AMENDMENT TO AGREEMENT AND PLAN OF ORGANIZATION

         THIS AMENDMENT (the "Amendment") to the Agreement and Plan of Organization, dated as of June 2, 1999 (as in effect on the date hereof, but without giving effect to this Amendment, the "Agreement"), by and among Luminant Worldwide Corporation, a Delaware corporation (f/k/a Clarant, Inc. and referred to herein as "Luminant"), Multimedia Acquisition LLC, a New York limited liability company ("Newco"), Multimedia Resources, LLC, a New York limited liability company (the "Company"), Henry Heilbrunn, Lynn J. Branigan and Norman
L. Dawley, (collectively, the "Members"), is made and entered into as of September 3, 1999.

                                    RECITALS

A. Luminant, Newco, the Company and the Members have determined that it is in their best interests to revise the Agreement.

B. Luminant, Newco, the Company and the Members desire to amend the Agreement on the terms and subject to the conditions set forth herein.

C. All of the Other Founding Companies have simultaneously agreed to amend the Other Agreements on substantially similar terms as those set forth herein.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The term "Shares" means shares of Luminant Common Stock. The term "Initial Holdings" means, with respect to each Member, the number of Shares issued to the Member at the Closing. All defined terms in the Agreement using the word "Clarant" are hereby revised to use the word "Luminant."

         2. The Agreement is amended to provide that the references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby. To the extent that any provisions of the Agreement as in effect prior to the effectiveness of this Amendment conflict with or contradict the provisions of this Amendment, the provisions of this Amendment shall control and shall supersede such inconsistent provisions.


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         3. EXHIBIT 2.1(a) of the Agreement is deleted in its entirety and replaced with the EXHIBIT 2.1(a) attached hereto.

         4. Article 17 is hereby amended by adding the following new
Section 17.6:

                  17.6 SALE IN OVER-ALLOTMENT. The managing underwriter of the IPO has requested an over-allotment option relating to the IPO (the "Green Shoe"). Luminant will provide the opportunity to each of the Members to sell up to fifteen percent (15%) of the Member's Initial Holdings pursuant to the Green Shoe; provided however that Luminant may reduce pro rata the number of Shares to be sold by the Member, the other Members and the other members and stockholders of the Other Founding Companies pursuant to the Green Shoe if (a) Luminant determines that the inclusion of all or any portion of the Member's Shares or the aggregate number of Shares proposed to be sold pursuant to the Green Shoe by all members and stockholders of the Founding Companies could adversely affect the "tax free" status of the transactions contemplated in the Agreement and the Luminant Plan of Organization; or (b) in the aggregate stockholders and members of the respective Founding Companies have subscribed to sell more Shares pursuant to the Green Shoe than the total number of Shares that may be sold pursuant to the Green Shoe. Any Member desiring to sell Shares pursuant to the Green Shoe must execute the underwriting agreement relating to the IPO and otherwise comply with customary procedures for selling shareholders. Luminant agrees to pay the underwriting commissions and discounts payable in respect of Shares sold pursuant to the Green Shoe by the Members.

         5. The third sentence of Section 17.1 is hereby deleted in its entirety and replaced with the following: "In addition, if Luminant is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this
Section 17.1 that the number of Shares offered by any Persons (including Luminant) is greater than the number of Shares that can be offered without adversely affecting the offering, Luminant may reduce the number of Shares to be offered by first reducing the number of Shares to be offered by Persons other than Luminant, the Members and the members and stockholders of the Other Founding Companies, and second by reducing pro rata the number of Shares to be offered by Luminant, the Members and the members and stockholders of the Other Founding Companies; provided however that in no event shall the Shares to be offered by Luminant be reduced to less than fifty percent (50%) of the offering; further provided that if the number of Shares to be offered by Luminant is already less than or equal to fifty percent (50%) of the offering, then the number of Shares to be offered by Luminant shall not be reduced. Subject to the foregoing, the reduction in the Shares offered by Luminant and the Members and the stockholders and members of the Other Founding Companies shall be effected on a pro rata basis;


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provided that to the extent that a member or stockholder of a Founding Company has sold (in that or a previous offering), or is being provided the right to sell, fifteen percent (15%) or more of his or her Initial Holdings pursuant to any registration under this Section 17.1, such holder's rights to be included in the offering shall be subordinate to the rights of Luminant and the other members and stockholders of the Founding Companies."

         6. Article 10 is hereby amended by adding the following new
Section 10.5:

                  10.5 FORM S-8 FILING. Within thirty (30) days after the Closing, Luminant agrees to file a registration statement on Form S-8 covering, among other things, Shares issuable upon exercise of options to be granted to employees of the Luminant group of companies. Persons holding the "Vested Options" in Luminant identified on EXHIBIT 2.1(a) shall be prohibited from exercising the Vested Options for a period of thirty (30) days following the Closing.

         7. Section 7.3(c) of the Agreement is deleted and replaced with the following revised Section 7.3(c):

                  (c) declare or pay any dividend, or make any distribution in respect of its capital interests whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any interests or engage in any transaction that will significantly affect the cash reflected on the Balance Sheet of the Company; except that the Company may make distributions to the Members in the Ordinary Course of Business up to the amount of the Company's earnings provided that the aggregate amount of such distributions does not create a working capital deficit for the Company of greater than $75,000;

         8. EXHIBIT 3.3 is deleted in its entirety and replaced with the
EXHIBIT 3.3 attached hereto.

         9. Attached hereto as EXHIBIT 8 are resolutions of the Members approving this Amendment.

         10. Section 12.1(b) is hereby amended by deleting "December 31, 1999" on the fifth and sixth line, and inserting "October 15, 1999."

         11. Except as herein provided, the Agreement shall remain unchanged and in full force and effect.











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                            [Signature Page Follows]













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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives, as of the date first above written.

                                            LUMINANT WORLDWIDE CORPORATION

                                            By:      /s/ Guillermo G. Marmol
                                                     _________________________
                                            Name:    Guillermo G. Marmol
                                                     _________________________
                                            Title:   President and CEO
                                                     _________________________


                                            MULTIMEDIA ACQUISITION LLC


                                            By:      /s/ Guillermo G. Marmol
                                                     _________________________
                                            Name:    Guillermo G. Marmol
                                                     _________________________
                                            Title:   President and CEO
                                                     _________________________


                                            MULTIMEDIA RESOURCES, LLC


                                            By:      /s/ Henry Heilbrunn
                                                     _________________________
                                            Name:    Henry Heilbrunn
                                                     _________________________
                                            Title:   Member
                                                     _________________________


                                            MEMBERS:

                                            /s/ Henry Heilbrunn
                                            __________________________________
                                            Henry Heilbrunn

                                            /s/ Lynn J. Branigan
                                            __________________________________
                                            Lynn J. Branigan

                                            /s/ Norman L. Dawley
                                            __________________________________
                                            Norman L. Dawley



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